UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-4058

The Korea Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	06/30

Date of reporting period:	12/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

The Korea Fund, Inc.

Semiannual Report to Stockholders

December 31, 2006

A closed-end investment company seeking long-term capital appreciation through investment in Korean securities.

The Korea Fund, Inc.

Investment Objective and Policies

long-term capital appreciation through investment in Korean securities

Investment Characteristics

a closed-end investment company investing in a broad spectrum of Korean securities first United States investment company authorized to invest in Korean securities a vehicle for international diversification through participation in the stock market a vehicle providing investments in some less liquid Korean opportunities

Executive Offices

The Korea Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

DWS Scudder Closed-End Fund Info Line 1-800-349-4281

Web Site

www.TheKoreaFund.com

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Debevoise & Plimpton LLP

Custodian

Brown Brothers Harriman & Co.

Subcustodian

Citibank Korea Inc.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol — KF

Contents

click here Portfolio Management Review

click here Other Information

click here Investment Summary

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Stockholder Meeting Results

click here Investment Management Agreement Approval

click here Dividend Reinvestment and Cash Purchase Plan

click here Privacy Statement

Investments in funds involve risks. The fund focuses its investments in Korean issuers, thereby increasing its vulnerability to developments in Korea and its geographic regions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

In the following interview, Lead Portfolio Manager Terrence Gray discusses the market environment, fund performance and the strategy for managing Korea Fund, Inc. during the six-month period ended December 31, 2006.

Q:  How did South Korea's stock market perform during the semiannual reporting period?

A:  Korean equities performed very well during the second half of the year, as measured by the 13.13% US dollar return of the fund's benchmark, the KOSPI Index.1 (Please note that for the purposes of this report, the term "Korea" refers to South Korea. North Korea is identified as such.)While the semiannual period began on a down note with a sell-off in the early weeks of July, stocks reached their second half low by July 19 and subsequently embarked on a robust rally that carried through year-end. The index closed the year at 1434.46, just shy of its December 20 all-time high of 1442.28.

1 KOSPI is an unmanaged, capitalization-weighted index of all common shares on the StockMarket Division of the Korea Exchange (formerly the "Korea Stock Exchange").

2 Underperformance versus peers is measurered by the Morgan Stanley Capital International (MSCI) Emerging Markets Index, an unmanaged capitalization-weighted index of companies in a universe of 26 emerging markets.

The indices are calculated using closing local market prices and translated into US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Korea's stock market was boosted by the broad-based rally in global stock prices. Still, Korea underperformed its emerging-market peers as an environment of investor euphoria led to outperformance for smaller, higher-risk markets.2 Also weighing on relative performance was the continued strength in Korea's currency, the won. Only 930.00 won were required to purchase one US dollar at the close of 2006, compared to 970.69 on June 30 and 1020.72 on December 31, 2005. This uptrend helped US dollar investors by increasing the value of their holdings: the KOSPI's US dollar return for the second half was above its local currency return of 10.86%. However, the rising won hurt shares of export-related stocks by making their goods and services more expensive for overseas buyers — an important development for an export-led economy such as South Korea's. The rising won also has impeded the country's economic recovery, leading to stock market underperformance as investors looked elsewhere for higher-growth opportunities.

Q:  How did the fund perform?

A:  For the six months ended December 31, 2006, the net asset value (NAV) total return of the Korea Fund was 13.77%. Its share price — quoted on the NYSE — returned 14.27% to close at $34.17 per share, representing a discount of 6.13% to NAV. (Past performance is no guarantee of future results. Please see pages 14 through 15 for more complete performance information.)

Q:  What factors helped and hurt performance?

A:  A leading contributor to performance was Hankook Tire Co. Ltd., which recovered from its poor showing in the first half of the year. The rising won had weighed heavily on Hankook's share price, as it had for many stocks of Korean manufacturing companies. However, falling prices for both oil and rubber have since caused investors to become more optimistic on the outlook for the company's profit margins. We held on to the fund's position in Hankook, believing that the company's rising global market share and rapidly improving worldwide brand recognition would ultimately take precedence over investors' short-term worries about the won. The stock rose 47% in the second half of the year, boosting fund performance.

Also performing well for the fund was its longstanding holding in Samsung Fire & Marine Co., Ltd. The stock rose 27% in the semiannual period on the strength of investors' growing recognition that changing insurance regulations will enable the company to leverage its brand within fast-growing areas such as health insurance. Also performing well was Korea Express Co., Ltd., a logistics company that has acquired substantial real estate holdings throughout its 60-year history. Korean real estate prices have risen rapidly in the past two to three years, and this has been reflected in the company's stock price.

In the small-cap area, we generated strong performance from a holding in Jeonbuk Bank, a well-managed regional player whose shares fell to undervalued levels during the consumer credit slowdown. One of the reasons we find Jeonbuk attractive is that its narrow geographic focus has enabled the company to develop strong relationships with its customers. The stock came back into favor with investors in the second half of the year, propelling its shares to a gain of 32%.

On the negative side, a notable laggard was Hyundai Motor Co. Ltd., another stock we cited in the fund's June annual report as being hurt by the strength of the won. Unlike Hankook, Hyundai shares were unable to gain traction in the second half due to production stoppages that resulted from labor disputes. We believe investors remain too focused on short-term issues and are therefore failing to place an appropriate value on the company's growing global brand equity. Also weighing on fund performance was Seoul Semiconductor Co., Ltd., whose shares have come under pressure due to fears of rising competition. SFA Engineering Corp., also a technology stock, underperformed on concerns about slowing capital spending by its key customers. We believe the market's worries are exaggerated given the company's well-diversified portfolio of business.

Q:  What is your broad view on the Korean stock market?

A:  We believe valuations in the Korean market are extremely attractive, signaling opportunity if the economic picture changes for the better. Korea closed the year with a price-to-earnings (p/e ratio) of approximately nine times forward earnings, a steep discount to the 12.5 p/e of the emerging-market universe, as measured by the MSCI Emerging Markets Index, and to the developed markets, as gauged by the 15.2 p/e of the MSCI World Index.3 While valuations alone are not enough to improve Korea's relative performance, we think the catalysts are in place for value to be recognized. First, we believe earnings are set to accelerate, particularly if the won gives back some of its gains of the past year. Second, we see the credit market improving to a more normalized state as the economy finishes working off the excesses caused by the consumer credit bubble earlier this decade. We believe this will lead to a more rational lending environment, a positive development for the domestic economy.

3 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged capitalization-weighted index of companies in a universe of 26 emerging markets. These indices are calculated using closing local market prices and translate into US dollars using the London close foreign exchange rates. Index returns assume reinvested all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q:  Do you have any final thoughts for investors?

A:  As always, investors need to be mindful of external issues. North Korea's saber-rattling remains an unquantifiable risk, but we believe the country will be kept in line by its dependence on economic assistance from the South. A global economic slowdown would also pose a risk given the increasingly global reach of Korean companies. We remain positive on the outlook for growth, however, and we believe Korea will be well-served by its increasingly diverse export base: the United States is now the country's third-largest trading partner, behind China and Europe. Overall, we retain our favorable long-term outlook for Korean equities on the belief that the combination of attractive values and improving growth should support the market's performance.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Other Information

Investment Manager

Deutsche Investment Management Americas Inc. ("DIMA"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DIMA and its predecessors have more than 80 years of experience managing open-end and closed-end funds. DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities: DWS Global High Income Fund, Inc., DWS Global Commodities Stock Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds that invest in domestic and international markets.

Subsequent Event

On January 29, 2007, the Board of Directors approved (i) a new investment management agreement between the fund and RCM Capital Management LLC and (ii) a new subadvisory agreement between RCM and RCM Asia Pacific Limited. A special shareholder meeting will be held on April 11, 2007 to consider for approval the new investment advisory agreement and subadvisory agreement.

Additionally, the Board approved (i) an interim investment management agreement between the Fund and RCM and (ii) an interim subadvisory agreement between RCM and RCM AP, each effective as of April 1, 2007. The interim agreements are substantially the same as the fund's current investment management agreements except that the interim agreements provide for delegation of active management of the fund's portfolio to the subadvisor. Beginning April 1, 2007, RCM and RCM AP will serve as the fund's investment manager and subadvisor, respectively, under the Board approved interim investment advisory agreements until shareholders approve the new investment advisory agreements. Under the interim agreements, it is also contemplated that RCM would delegate its administrative duties to Allianz Global Investors Fund Management LLC.

Korean Advisor

Deutsche Investment Trust Management Company Limited ("DeITMC"), located at 19F, Youngpoong Building, 33, Seorin-Dong, Chongro-ku, Seoul, Korea, serves as subadvisor to the fund. DeITMC renders investment advisory and management services with regard to the fund's portfolio. From time to time, DeITMC makes specific investment recommendations, which then are evaluated by DIMA's portfolio managers in light of their own expertise and information from other sources in making investment decisions for the fund.

Tender Offers

The fund's Board of Directors has approved a series of measures designed to enhance stockholder value.

On December 15, 2004, the fund announced its approval, subject to fiduciary and other applicable requirements and regulatory approvals, of a purchase of 50% of outstanding shares at a price equal to 98% of the NAV per share as of the day after the date such offer expired. The fund also announced its approval of a plan to conduct six subsequent semiannual purchase offers in accordance, each for 10% of the then-outstanding shares at a price equal to 98% of NAV per share as of the day after the date each such offer expires, if shares trade on the NYSE at an average weekly discount from NAV greater than 5% during a 13-week measuring period ending the last day of the preceding half-year. At the discretion of the Board, payment for any shares purchased pursuant to the repurchase program can be made in-kind through a pro rata distribution of securities from the fund's portfolio on the day after the date such offer expires.

On July 8, 2005, the fund commenced a tender offer for up to 22,350,747 shares, representing approximately 50% of its issued and outstanding shares of common stock in exchange for portfolio securities of the fund at a price per share equal to 98% of the net asset value per share as of the day after the day the offer expires. On August 25, 2005, the fund announced that it had accepted, after adjusting for fractional shares in accordance with the terms of the offer, the tender of 14,737,788 shares. This represented approximately 33% of the fund's outstanding shares.

The average weekly discount of the fund during the 13-week measuring period ended December 31, 2005 was 5.63%. On January 11, 2006, the Board met to consider a 10% repurchase offer pursuant to the repurchase program. The Board determined that although the repurchase program originally contemplated in-kind purchase offers in which tendering stockholders would receive a pro rata share of the fund's portfolio, rather than cash, the fund would conduct this tender offer for cash consideration. The Board believed that using cash consideration would facilitate participation by smaller stockholders and result in lower transaction costs. The Board intends to evaluate on a case-by-case basis the consideration for any future offers under the repurchase program, in light of its experience and then-prevailing market and economic conditions.

On January 19, 2006, the fund commenced a tender offer for cash for up to 2,996,371 of its shares of common stock, representing approximately 10% its outstanding shares, at a price per share equal to 98% of the net asset value per share as of the day after the day the offer expires. The tender offer remained open through February 16, 2006. The tender offer was completed at the end of February and the fund accepted 2,996,358.371 shares for payment at a price of $38.142 per share, which is equal to 98% of NAV per share determined as of the close of New York Stock Exchange on February 17, 2006.

In April, the Board announced that the measurement period to determine whether the fund would make the second tender offer in the fund's series of six semiannual offers would be the 13-week measuring period preceding June 30, 2006. After trading at an average discount of 6.63% during the measurement period, in July 2006 the fund announced that it would commence a further tender offer for up to 10% of the fund's shares during the third quarter of 2006. In light of potential adverse tax consequences of successive cash tender offers, the Board determined that the next tender offer should be made as an in-kind offer consistent with the terms of the plan originally announced.

On September 29, 2006, the fund commenced an in-kind tender offer for up to 2,696,734 of its shares of common stock, representing approximately 10% of its outstanding shares, at a price per share equal to 98% of the net asset value per share as of the day after the day the offer expires. The tender offer remained open through October 27, 2006. The tender offer was completed at the end of October and the fund accepted 2,696,734 shares in exchange for a pro rata portion of the fund's portfolio securities at a price equal to 98% of the NAV per share determined as of the close of the New York Stock Exchange on October 30, 2006.

The fund's report is not an offer to purchase or the solicitation of an offer to sell shares of the fund. The tender offers referred to in the fund's report will be made only by the offer to purchase and related letter of transmittal. Stockholders should review these documents carefully when they are available, because they will contain important information. These documents will be available to investors free at the Web site of the Securities and Exchange Commission (www.sec.gov). An offer to purchase will not be made to, nor will tenders pursuant to an offer to purchase be accepted from or on behalf of, holders of shares in any jurisdiction in which making or accepting the offer to purchase would violate the jurisdiction's laws.

There can be no assurance that this offer or any other actions taken by the Board will reduce or eliminate any market price discount from NAV of the fund's shares. The market price of the fund shares will also be determined by, among other things, the relative demand for and supply of fund shares in the market, the fund's investment performance, the fund's dividends and yield, and investor perception of the fund's overall attractiveness as an investment as compared with other investment alternatives.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of November 17, 2006, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by the Rule 30a-2(a) under the Investment Company Act.

Dividend Reinvestment and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 43. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o DWS Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 4121-9066, (800) 294-4366.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Share Repurchases

The Board has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the Board, repurchases may be made at such time and in such amounts as the fund's Manager believes will further the achievement of the fund's objectives. Depending on market conditions, available funds, regulatory requirements and alternative investment opportunities, such repurchases are limited to (1) 5% of the shares outstanding at the beginning of the calendar year, plus (2) an estimate of shares to be issued in connection with the current calendar year's dividends, plus (3) the number of shares authorized for purchase in the previous calendar year that have not been purchased. In measuring the number of shares authorized for repurchase, the shares relating to the current calendar year's dividends are estimated at 50% of the number of shares issued in connection with the prior calendar year's dividends or until such time during the calendar year that the fund's Manager has a more accurate projection of the calendar year's dividends. Repurchases made based on this estimate shall continue to have been authorized, even if the actual dividend or related share issuance is lower. During the six months ended December 31, 2006, the fund repurchased no shares pursuant to this share repurchase plan as described above.

Net Asset Value

The fund's updated NAV is available daily on its Web site at www.TheKoreaFund.com. The fund's NAV, as of Friday, is published weekly on Monday in The Wall Street Journal under the heading "Closed End Funds." The fund's market value is published daily in The New York Times and weekly in Barron's. The fund's NAV is also published weekly in Barron's.

Investment Summary as of December 31, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.theKoreaFund.com for the Fund's most recent performance.

Historical Information as of 12/31/06
		Total Return (%)[d]
		Current Quarter	One Year	Three Year	Five Year	Ten Year
Market Value[a]	Cumulative	10.94%	16.61%	137.46%	257.17%	271.74%
	Average Annual	—	16.61%	33.41%	29.00%	14.03%
Net Asset Value[a]	Cumulative	9.68%	12.79%	120.72%	211.08%	334.41%
	Average Annual	—	12.79%	30.20%	25.48%	15.82%
Index[b]	Cumulative	6.59%	13.01%	128.48%	201.69%	112.94%
	Average Annual	—	13.01%	31.68%	24.70%	7.85%
Index[c]	Cumulative	4.69%	4.09%	77.41%	111.99%	135.48%
	Average Annual	—	4.09%	21.04%	16.21%	8.94%
Per Share Information and Returns(a)
	Yearly periods ended December 31

	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
Net Asset Value ($)	4.44	9.59	23.13	12.79	15.89	16.56	20.97	25.80	39.21	36.40
Income Dividends ($)	—	—	—	.17	.01	.18	.30	.45	.50	.45
Capital Gain Distributions ($)	—	—	—	—	1.53	.67	—	.20	.35	6.67
Total Return (%)	-66.50	115.99	141.19	-44.24	42.71	9.39	28.84	26.03	55.28	12.79
a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gains, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.
b Korea Stock Price Index ("KOSPI") in US dollars.
c KOSPI in local terms.
d Returns less than one year are not annualized.

KOSPI is an unmanaged capitalization-weighted index of all common shares on the Stock Market Division of the Korea Exchange (formerly the "Korea Stock Exchange"). The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Summary as of December 31, 2006

Asset Allocation (Excludes Securities Lending Collateral)	12/31/06	6/30/06

Common Stocks	88%	85%
Preferred Stocks	12%	15%
	100%	100%
Sector Diversification (Sector breakdown of the Fund's equity securities)	12/31/06	6/30/06

Financials	23%	22%
Information Technology	20%	24%
Consumer Discretionary	17%	16%
Industrials	12%	7%
Consumer Staples	11%	11%
Materials	8%	9%
Telecommunications Services	5%	4%
Energy	3%	6%
Health Care	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings As of December 31, 2006 (65.1% of Net Assets)	December 31, 2006 (% of Net Assets)	June 30, 2006 (% of Net Assets)
Samsung Electronics Co., Ltd. Manufacturer of electronic parts	17.8%	17.7%
Samsung Fire & Marine Insurance Co., Ltd. Provider of insurance products	10.0%	7.7%
POSCO Manufacturer of steel	7.3%	6.5%
Kookmin Bank Provider of commercial banking services	5.8%	5.0%
Hyundai Motor Co. Manufacturer of motor vehicles	5.7%	6.3%
Shinsegae Co., Ltd. Operator of discount stores	4.6%	3.5%
SK Telecom Co., Ltd. Provider of mobile telecommunication services	4.6%	3.8%
Hankook Tire Co., Ltd. Manufacturer of tires, tire tubes and aluminum alloy wheels	3.6%	2.9%
S-Oil Corp. Refiner of crude oil and seller of petroleum and related products	3.2%	4.0%
KT&G Corp. Producer of tobacco in Korea	2.5%	2.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Please call (800) 349-4281.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2006 (Unaudited)

	% of Net Assets	Shares	Value ($)

Common Stocks	103.1%
Consumer Discretionary	14.3%
Auto Components	5.5%
Hankook Tire Co., Ltd.		1,903,213	32,178,176
Hyundai Mobis		119,651	11,051,591
Nexen Tire Corp.		54,886	1,036,836
Samsung Climate Control Co., Ltd. (a)		505,328	4,258,494
			48,525,097
Diversified Consumer Services	1.2%
MegaStudy Co., Ltd. (b)		53,674	7,908,147
YBM Sisa.com, Inc. (b)		110,494	2,779,868
			10,688,015
Hotels Restaurants & Leisure	1.7%
Hana Tour Service, Inc. (b)		80,104	6,121,846
Hotel Shilla Co., Ltd. (b)		524,111	8,512,622
			14,634,468
Household Durables	1.8%
Humax Co., Ltd. (b)		330,319	9,158,039
Woongjin Coway Co., Ltd. (b)		243,279	6,733,150
			15,891,189
Media	2.2%
Cheil Communications, Inc.		42,359	10,523,281
ON*Media Corp.*		985,010	8,401,932
			18,925,213
Multiline Retail	1.5%
Taegu Department Store Co., Ltd. (a)		663,049	13,290,932
Textiles, Apparel & Luxury Goods	0.4%
BYC Co., Ltd.		24,144	3,893,333
Consumer Staples	11.6%
Beverages	0.7%
Hite Brewery Co., Ltd. (b)		45,237	5,826,540
Food & Staples Retailing	4.6%
Shinsegae Co., Ltd.		65,729	40,990,353
Food Products	3.5%
CJ Corp. (b)		60,823	7,302,264
Crown Confectionary Co., Ltd. (b)		58,376	6,540,576
Nam Yang Dairy Products Co., Ltd.		19,500	17,600,520
			31,443,360
Personal Products	0.3%
Cosmax, Inc.		457,862	2,346,497
Tobacco	2.5%
KT&G Corp.		357,726	21,754,093
Energy	2.6%
Oil, Gas & Consumable Fuels
S-Oil Corp. (b)		313,542	23,091,197
Financials	23.5%
Capital Markets	1.8%
Korea Investment Holdings Co., Ltd.		236,725	11,742,066
Samsung Securities Co., Ltd.		80,554	4,366,035
			16,108,101
Commercial Banks	10.3%
Hana Financial Group, Inc.		153,980	8,075,503
Industrial Bank of Korea (b)		762,288	14,028,401
Jeonbuk Bank (b)		1,680,362	17,961,638
Kookmin Bank		596,370	48,067,597
Kookmin Bank (ADR)		36,458	2,939,973
			91,073,112
Consumer Finance	1.2%
LG Card Co., Ltd.* (b)		151,743	10,099,813
Insurance	10.2%
Korean Reinsurance Co.		780,620	10,643,311
Meritz Fire & Marine Insurance Co., Ltd. (b)		2,537,675	17,251,693
Samsung Fire & Marine Insurance Co., Ltd.		360,542	62,379,219
			90,274,223
Health Care	0.7%
Pharmaceuticals
Choongwae Pharma Corp. (b)		1,675	85,242
Yuhan Corp. (b)		32,849	6,278,005
			6,363,247
Industrials	13.8%
Airlines	1.3%
Korean Air Lines Co., Ltd.		295,906	11,227,892
Building Products	0.2%
Samwoo EMC Co., Ltd.		460,863	1,440,227
Commercial Services & Supplies	1.4%
S1 Corp. (b)		276,519	12,886,879
Construction & Engineering	2.9%
GS Engineering & Construction Corp.		138,464	12,318,299
Hyundai Engineering & Construction Co., Ltd.*		186,177	11,365,616
Samho International Co., Ltd. (b)		127,267	2,051,954
			25,735,869
Electrical Equipment	2.3%
Seoul Semiconductor Co., Ltd. (b)		951,687	20,101,473
Industrial Conglomerates	1.5%
Samsung Techwin Co., Ltd.		361,570	13,124,105
Machinery	0.8%
JVM Co., Ltd.*		122,713	4,202,909
NEPES Corp.*		25	238
TK Corp. (b)		174,995	2,532,550
			6,735,697
Road & Rail	2.2%
Korea Express Co., Ltd.*		197,855	19,967,993
Trading Companies & Distributors	1.2%
Samsung Corp.		334,174	10,966,749
Information Technology	21.6%
Electronic Equipment & Instruments	1.6%
Ace Digitech Co., Ltd.* (b)		169,526	2,591,874
INTOPS Co., Ltd.		74,421	2,142,816
SE Co., Ltd. (c) (i)		636,950	0
SFA Engineering Corp. (b)		284,655	9,450,108
			14,184,798
Internet Software & Services	2.6%
Ahnlab, Inc. (b)		72,950	1,369,637
NHN Corp.*		153,751	18,772,790
Thinkware Systems Corp.*		161,300	2,574,405
			22,716,832
Semiconductors & Semiconductor Equipment	17.4%
Hynix Semiconductor, Inc.* (b)		400,600	15,555,388
Phoenix PDE Co., Ltd. (b)		525,062	2,154,769
Samsung Electronics Co., Ltd. (d)		207,781	136,081,570
			153,791,727
Materials	9.7%
Chemicals	1.2%
Kukdo Chemical Co., Ltd. (b)		114,800	2,837,920
LG Chem Ltd.		109,450	5,055,708
Youlchon Chemical Co., Ltd. (b)		202,680	2,453,382
			10,347,010
Metals & Mining	8.5%
Dongkuk Steel Mill Co., Ltd.		206,935	5,210,638
Korea Zinc Co., Ltd. (b)		56,201	5,943,765
POSCO		194,565	64,452,306
			75,606,709
Telecommunication Services	5.3%
Diversified Telecommunication Services	0.7%
LG Dacom Corp.		296,043	6,199,155
Wireless Telecommunication Services	4.6%
SK Telecom Co., Ltd.		168,820	40,316,303
Total Common Stocks (Cost $301,328,420)			910,568,201

Preferred Stocks	14.0%
Consumer Discretionary	5.7%
Automobiles
Hyundai Motor Co. (b)		758,697	32,294,469
Hyundai Motor Co. (2nd)		450,965	18,320,972
			50,615,441
Consumer Staples	1.6%
Food Products
CJ Corp.		159,279	9,180,291
CJ Corp. (2nd)		30,740	3,290,280
CJ Corp. (3rd) (Convertible)		18,160	1,819,700
			14,290,271
Energy	0.6%
Oil, Gas & Consumable Fuels
S-Oil Corp.		95,282	5,373,368
Financials	3.7%
Capital Markets	0.7%
Daishin Securities Co., Ltd.		360,070	6,123,277
Insurance	3.0%
Samsung Fire & Marine Insurance Co., Ltd.		325,506	26,266,260
Information Technology	2.4%
Semiconductors & Semiconductor Equipment
Samsung Electronics Co., Ltd. (d)		40,115	20,693,812
Total Preferred Stocks (Cost $18,479,489)			123,362,429
		Principal Amount	Value ($)

Convertible Bond	0.0%
Consumer Staples
Haitai Confectionery Loan Certificates Zero Coupon, 11/28/2009* (e) (i) (j) (Cost $0)	Won	6,869,719	6,733
		Shares	Value ($)

Rights	0.0%
Samwood EMC Co., Ltd.* (i) (Cost $0)		133,126	138,852

Securities Lending Collateral	11.9%
Daily Assets Fund Institutional, 5.34% (f) (g) (Cost $105,364,353)		105,364,353	105,364,353

Cash Equivalents	0.1%
Cash Management QP Trust, 5.46% (h) (Cost $1,010,152)		1,010,152	1,010,152
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $426,182,414)+	129.1	1,140,450,720
Other Assets and Liabilities, Net	(29.1)	(256,930,148)
Net Assets	100.0	883,520,572
* Non-income producing security.
+ The cost for federal income tax purposes was $426,182,414. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $714,268,306. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $722,045,883 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,777,577.
(a) Affiliated issuer (see Notes to Financial Statements).
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2006 amounted to $100,316,254 which is 11.4% of net assets.
(c) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Restricted Securities	Acquisition Date	Cost ($)	Value ($)	As a % of Net Assets
SE Co., Ltd.	12/22/2000	1,616,637	0	0
(d) At December 31, 2006, 17.7% of the Fund's net assets is invested in Samsung Electronics Co., Ltd.
(e) Company in restructuring process, principal only subject to repayment.
(f) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(g) Represents collateral held in connection with securities lending.
(h) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(i) Securities valued at fair value by management and approved in good faith following procedures approved by the Directors, amounted to $145,585 (0.02% of net assets at December 31, 2006). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 2006 aggregated $1,616,638. The securities may also have certain restrictions as to resale.
(j) Principal amount stated in Korean Won.
Currency Abbreviation
Won Korean Won

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006 (Unaudited)
Assets
Investments in securities, at value: Unaffiliated issuers (cost $307,994,063) — including $100,316,254 of securities loaned	$ 996,425,316
Affiliated issuers — Note I (cost $11,813,846)	37,650,899
Investment in Daily Assets Fund Institutional (cost $105,364,353)	105,364,353*
Investment in Cash Management QP Trust (cost $1,010,152)	1,010,152
Total investments in securities, at value (cost $426,182,414)	1,140,450,720
Korean won, at value (cost $11,943,791)	11,823,567
Dividends receivable	10,764,327
Interest receivable	148,744
Other assets	45,496
Total assets	1,163,232,854
Liabilities
Due to custodian	117,278
Distributions payable	172,806,789
Payable upon return of securities loaned	105,364,353
Accrued management fee	504,600
Other accrued expenses and payables	919,262
Total liabilities	279,712,282
Net assets, at value	$ 883,520,572
Net Assets
Net assets consist of: Undistributed net investment income	1,160,981
Net unrealized appreciation (depreciation) on: Investments	714,268,306
Won related transactions	(121,722)
Accumulated net realized gain (loss)	116,131,161
Cost of 25,738,289 shares held in treasury	(793,098,270)
Paid-in capital	845,180,116
Net assets, at value	$ 883,520,572
Net Asset Value per share ($883,520,572 ÷ 24,270,613 shares of common stock issued and outstanding, $.01 par value, 200,000,000 shares authorized)	$ 36.40
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended December 31, 2006 (Unaudited)
Investment Income
Income: Dividends — unaffiliated issuers (net of foreign taxes withheld of $2,163,609)	$ 10,939,974
Dividends — affiliated issuers (net of foreign taxes withheld of $32,243)	163,171
Interest (net of foreign taxes withheld of $7,637)	50,216
Interest — Cash Management QP Trust	55,155
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	673,047
Total Income	11,881,563
Expenses: Management fee	2,924,044
Services to shareholders	30,434
Custodian and accounting fees	805,887
Auditing	60,592
Legal	85,146
Directors' fees and expenses	374,545
Reports to shareholders and annual meeting	233,380
Stock exchange listing fees	30,284
Other	71,722
Total expenses, before expense reductions	4,616,034
Expense reductions	(3,312)
Total expenses, after expense reductions	4,612,722
Net investment income (loss)	7,268,841
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments — Unaffiliated issuers	142,479,495
Investments — Affiliated issuers	5,750,098
Won related transactions	239,726
148,469,319
Net unrealized appreciation (depreciation) during the period on: Investments	(41,780,131)
Won related transactions	(249,315)
(42,029,446)
Net gain (loss) on investment transactions	106,439,873
Net increase (decrease) in net assets resulting from operations	$ 113,708,714

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended December 31, 2006 (Unaudited)	Year Ended June 30, 2006
Operations: Net investment income (loss)	$ 7,268,841	$ 10,147,400
Net realized gain (loss) on investment transactions	148,469,319	451,791,633
Net unrealized appreciation (depreciation) during the period on investment transactions	(42,029,446)	(115,325,191)
Net increase (decrease) in net assets resulting from operations	113,708,714	346,613,842
Distributions to shareholders from: Net investment income	(10,994,589)	(14,981,852)
Net realized gains	(161,812,200)	(10,487,297)
Fund share transactions: Cost of shares tendered	(105,467,939)	(573,899,756)
Net increase (decrease) in net assets from Fund share transactions	(105,467,939)	(573,899,756)
Increase (decrease) in net assets	(164,566,014)	(252,755,063)
Net assets at beginning of period	1,048,086,586	1,300,841,649
Net assets at end of period (including undistributed net investment income of $1,160,981 and $4,886,729, respectively)	$ 883,520,572	$ 1,048,086,586
Other Information
Shares outstanding at beginning of period	26,967,347	44,701,493
Shares tendered	(2,696,734)	(17,734,146)
Shares outstanding at end of period	24,270,613	26,967,347

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2006[a]	2006	2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$ 38.87	$ 29.10	$ 21.55	$ 17.62	$ 20.20	$ 13.01
Income (loss) from investment operations Net investment income (loss)[b]	.28	.33	.40	.20	.17	.11
Net realized and unrealized gain (loss) on investment transactions	4.29	9.89	7.80	3.90	(1.90)	7.20
Total from investment operations	4.57	10.22	8.20	4.10	(1.73)	7.31
Less distributions from: Net investment income	(.45)	(.50)	(.45)	(.30)	(.18)	—
Net realized gains on investment transactions	(6.67)	(.35)	(.20)	—	(.67)	(.12)
Total distributions	(7.12)	(.85)	(.65)	(.30)	(.85)	(.12)
NAV accretion resulting from repurchases, shares tendered and reinvestment of distributions for shares at value	.08	.40	—	.13	.00[c]	.00[c]
Net asset value, end of period	$ 36.40	$ 38.87	$ 29.10	$ 21.55	$ 17.62	$ 20.20
Market value, end of period	$ 34.17	$ 36.33	$ 27.35	$ 18.85	$ 14.99	$ 16.44
Total Return
Per share net asset value (%)[d]	13.77**	36.47	38.66	24.15	(8.34)	56.39
Per share market value (%)[d]	14.27**	35.72	49.06	27.66	(4.29)	56.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	884	1,048	1,301	963	879	1,009
Ratio of expenses (%)	.88*	.89	1.13	1.27	1.26	1.21
Ratio of net investment income (loss) (%)	.70e**	.90	1.58	.94	.99	.69
Portfolio turnover rate (%)	22*	9	10	20	7	18
a For the six months ended December 31, 2006 (Unaudited).
b Based on average shares outstanding during the period.
c Amount is less than $.005 per share.
d Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from, or premium to, net asset value at which the Fund's shares trade during the period.
e The ratio for six months ended December 31, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund, which has a June 30 year-end, earns substantially less dividend income in the second half of its year than in the first half of each year.
* Annualized.
** Not annualized.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

The Korea Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value as determined in accordance with procedures approved by the Directors. The Fund uses a fair valuation model to value Korean equity securities that takes into account events which have happened subsequent to the Korea market closing up to the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

At December 31, 2006, the exchange rate for Korean won was W 930.00 to US $1.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Under the United States-Korea Income Tax Treaty (the "Treaty"), as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest earned by the Fund from Korean issuers. Under the Treaty, there is no Korean withholding tax on realized capital gains.

The Fund was subject to a securities transaction tax aggregating $524,495, due to the tender offer and redemption-in-kind of the Fund's Korean securities that occurred on September 27, 2006 (see Notes D and K). This tax and related fees of $50,000 were charged to net realized gain (loss) from investments.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Dividend Income. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and shareholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are accrued by management on the ex-dividend date principally in the prior December and/or June period ends. These dividend announcements are recorded by the Fund on such ex-dividend dates. Any subsequent adjustments thereto by Korean corporations are recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of each year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended December 31, 2006, purchases and sales of investment securities (excluding short-term investments and in-kind redemptions) aggregated $113,144,152 and $116,016,202, respectively.

In connection with the tender offer (see Note K), the Fund distributed Korean portfolio securities and cash as payment for the tendered shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities exceeds their cost. Gains realized on in-kind redemptions are not recognized for federal income tax purposes, and were reclassified from accumulated net realized gain (loss) to paid-in capital at year-end. During the six months ended December 31, 2006, the Fund realized $73,732,966 of net gain on such in-kind redemptions.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The fund pays a management fee based on the Fund's month-end net assets, at the following annual rates:

First $250 million of the Fund's month-end net assets	.600%
Next $250 million of such net assets	.575%
Next $250 million of such net assets	.550%
Next $250 million of such net assets	.525%
Over $1 billion of such net assets	.500%

For the six months ended December 31, 2006, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.56% of the Fund's average month-end net assets.

Deutsche Investment Trust Management Company Limited ("DeITMC"), also a wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor to the Fund. DeITMC renders investment advisory and management services with regard to the Fund's portfolio. From time to time, DeITMC makes specific investment recommendations, which then are evaluated by DeIM's portfolio managers in light of their own expertise and information from other sources in making investment decisions for the Fund. The Manager compensates DeITMC out of its management fee it received.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Manager, is the transfer agent, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended December 31, 2006, the amount charged to the Fund by DWS-SISC aggregated $16,089, of which $8,338 is unpaid.

DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Manager, is the shareholder communications agent of the Fund. For the six months ended December 31, 2006 the amount charged to the Fund by DWS-SSC aggregated $7,500, of which $3,750 is unpaid.

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), also an affiliate of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DWS-SFAC and State Street Bank and Trust Company ("SSB"), DWS-SFAC has delegated all accounting functions to SSB. DWS-SFAC compensates SSB out of the accounting fee it receives from the Fund. For the six months ended December 31, 2006, the amount charged to the Fund by DWS-SFAC aggregated $238,765, of which $37,236 is unpaid.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. Through August 18, 2005, the Fund had a license from the Ministry of Finance and Economy to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). Under the Foreign Exchange Transaction Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

In order to complete its tender offer (See Note K), however, the Fund relinquished its license from the Korean Ministry of Finance and Economy effective August 19, 2005. The Fund had engaged in negotiations with the Korean Ministry of Finance and Economy concerning the feasibility of the Fund's license being amended to allow the Fund to repatriate more than 10% of Fund capital. However, the Ministry of Finance and Economy advised the Fund that the license cannot be amended as a result of a change in the Korean regulations. As a result of the relinquishment of the license, the Fund is subject to the Korean securities transaction tax equal to 0.3% of the fair market value of any portfolio securities transferred by the Fund on the Korea Exchange and 0.5% of the fair market value of any portfolio securities transferred outside of the Korea Exchange. The relinquishment will not otherwise affect the Fund's operations.

Various restrictions currently apply with respect to investing in equity securities of Korean banks and certain designated public corporations and telecommunications corporations listed on the Korea Exchange. As of December 31, 2006, the Fund and its affiliates would require the approval of the Financial Supervisory Commission (the "FSC") before obtaining aggregate beneficial ownership of more than 10% of the outstanding voting shares of a national bank such as Kookmin Bank or 15% of the outstanding voting shares of a regional bank such as Jeonbuk Bank, and additional FSC approvals would be required before specified higher ownership percentages could be exceeded. With respect to certain public and telecommunications corporations, the Fund's holdings in SK Telecom Co., Ltd. were subject to a foreign ownership limit of 49% as of December 31, 2006.

E. Investing in the Korean Market

Investing in the Korean market may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currency, high rates of inflation, Korean taxes, repatriation restrictions on income and capital, corporate bankruptcy and future adverse political, social and economic developments. Moreover, securities issued in this market may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Ownership of the Fund

At December 31, 2006, the City of London Investment Group PLC held approximately 21% of the outstanding shares of the Fund.

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

H. Expense Reductions

For the six months ended December 31, 2006, the Manager agreed to reimburse the Fund $3,312, which represents a portion of the fee savings expected to be realized by the Manager related to the outsourcing by the Manager of certain administrative services to an unaffiliated service provider.

I. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions during the six months ended December 31, 2006 with companies which are or were affiliates is as follows:

Affiliate	Common/ Preferred Shares	Total Purchase Cost ($)	Total Sales Cost ($)	Total Realized Gain/ (Loss) ($)	Dividend Income ($)*	Value at December 31, 2006 ($)
Samsung Climate Control Co., Ltd.	505,328	—	191,899	214,889	13,614	4,258,494
Seoul Semiconductor Co., Ltd.	951,687	—	2,600,205	4,587,863	149,557	20,101,473
Taegu Department Store Co., Ltd.	663,049	—	440,432	947,346	—	13,290,932
			$ 3,232,536	$ 5,750,098	$ 163,171	$ 37,650,899
* Net of foreign taxes withheld.

J. Share Repurchases

The Fund has a share repurchase plan to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value per share. The Fund did not repurchase shares during the six months ended December 31, 2006 and the year ended June 30, 2006.

K. Tender Offer

In accordance with the Fund's Board of Directors approval on December 15, 2004, of an offer to repurchase 50% of the Fund's outstanding shares, on July 8, 2005, the Fund commenced a tender offer for up to 22,350,747 of its shares, representing approximately 50% of its issued and outstanding shares of common stock, in exchange for Korean portfolio securities of the Fund at a price per share equal to 98% of the net asset value per share as of the day after the offer expires. Shareholders exchanging their shares in the offer received a pro rata share of the Fund's portfolio. The tender offer remained open through August 19, 2005. The shares tendered were 14,737,788 with a value of $459,612,656. The tender offer was conducted in order to provide shareholders with an alternative source of liquidity for their investment in Fund shares and as part of the Fund's continuous efforts to provide additional value to shareholders.

The program for future tender offers consists of semiannual offers, each to repurchase 10% of the Fund's shares then outstanding, at a price of 98% of net asset value on the day after expiration of the offer, in the three calendar years following completion of the initial offer. Each of these subsequent offers would be made, subject to regulatory approvals, fiduciary and other applicable requirements, if the Fund's shares traded on the New York Stock Exchange at an average weekly discount from net asset value greater than 5% during a 13-week measuring period ending the last day of the preceding half-year.

With respect to the 13-week measuring period ended December 31, 2005, on January 19, 2006, the Fund commenced a tender offer for cash for up to 2,996,370.371 of its shares of common stock, representing approximately 10% its outstanding shares, at a price per share equal to 98% of the net asset value per share on February 17, 2006, the day after expiration of the offer. The shares tendered were 2,996,358.371 with a value of $114,287,100.

With respect to the 13-week measuring period ended June 30, 2006, on September 29, 2006, the Fund commenced a tender offer up to 2,696,734 of its shares of common stock, representing approximately 10% its outstanding shares, at a price per share equal to 98% of the net asset value per share on October 30, 2006, the day after expiration of the offer. The shares tendered were 2,696,734 with a value of $105,467,939

L. Subsequent Event

On January 29, 2007, the Board of Directors announced that it had approved (i) a new investment management agreement between the fund and RCM Capital Management LLC ("RCM") and (ii) a new subadvisory agreement between RCM and RCM Asia Pacific Limited ("RCM AP"). A special shareholder meeting will be held on April 11, 2007 to consider for approval the new investment advisory agreement and subadvisory agreement.

Additionally, the Board approved (i) an interim investment management agreement between the Fund and RCM and (ii) an interim subadvisory agreement between RCM and RCM AP, each effective as of April 1, 2007. The interim agreements are substantially the same as the fund's current investment management agreements except that the interim agreements provide for delegation of active management of the fund's portfolio to the subadvisor. Beginning April 1, 2007, RCM and RCM AP will serve as the fund's investment manager and subadvisor, respectively, under the Board approved interim investment advisory agreements until shareholders approve the new investment advisory agreements. Under the interim agreements, it is also contemplated that RCM would delegate its administrative duties to Allianz Global Investors Fund Management LLC.

Stockholder Meeting Results

The Korea Fund, Inc.

The Annual Meeting of Stockholders (the "Meeting") of The Korea Fund, Inc. (the "fund"), was held on October 25, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matter was voted upon by Stockholders of said fund (the resulting votes are presented below).

1. Election of Class III Directors to hold office for a term of three years, or until their respective successors shall have been duly elected and qualified:

	Number of Votes:
Directors	For	Withheld
Ronaldo A. da Frota Nogueira	15,913,941	153,266
Richard A. Silver	15,894,463	172,744

Investment Management Agreement Approval

On July 12, 2006, the Board approved the continuance of the Investment Advisory, Management and Administration Agreement with DIMA as the Fund's manager effective as of October 1, 2007. Since December 2004, the Board has conducted a review of the investment management arrangements with DIMA. In the spring of 2005, DIMA installed a new investment management team to manage the Fund. When the Board approved the continuance of the Investment Advisory, Management and Administration Agreement last year in July 2005, the Board made clear that it would continue to monitor the progress of the new management team and the results of its investment process.

In reaching its decision to continue its relationship with DIMA and to renew the Investment Advisory, Management and Administration Agreement, the Board considered the following factors, among others:

The advisory fees paid by the Fund were substantially reduced and the overall scope of services provided to the Fund and the standard of care applicable to those services was unchanged. Effective December 1, 2004, the Board approved a reduction in the fees payable to DIMA. Previously, the annual management fee had ranged from 1.15% on the first $50 million of net assets to 0.85% of net assets over $1.050 billion. Under the amended advisory agreement, the management fee ranges from 0.60% on the first $250 million of net assets to 0.50% of net assets in excess of $1 billion. On the Fund's current assets, this represents an overall reduction of approximately 45% in the management fee. The Board also reviewed the investment management fee rates paid to DIMA relative to those payable for similar institutional accounts advised by DIMA, including differences in the scope of services typically provided to mutual funds relative to institutional accounts.

The resources and operations of DIMA, including the experience and professional qualifications of DIMA personnel that would be providing compliance and other services to the Fund. The Board noted that, pursuant to the Investment Advisory, Management and Administration Agreement, DIMA will continue to provide the same services that it currently provides.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's Investment Advisory, Management and Administration Agreement includes fee breakpoints. With regard to the Agreement, the Board considered that its terms, as discussed above are substantially identical to the terms of the previous Investment Advisory, Management and Administration Agreement. The Board concluded that any existing economies of scale enjoyed by DIMA were properly reflected in the current fee arrangements, and that in light of the Fund's closed-end structure there were limited opportunities for future material asset growth.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. With respect to the management fees paid to other investment advisors of similar funds, the Board noted that the fee rated paid by the Fund were lower than the applicable Lipper peer group and peer group identified by the Board (based on data provided as of May 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The nature, scope and quality of the services provided by DIMA to the Fund. In this regard, the Board considered, among other things, that the types of services to be provided under the previous Investment Advisory, Management and Administration Agreement were comparable to those typically found in agreements of such type. DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services and shareholder servicing, as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA's overall profitability with respect to the Fund (after taking into account other services provided to the Fund by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DIMA's soft dollar practices. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through DWS Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). The Transfer Agent provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at (800) 294-4366.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for Federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send in voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $0.75 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o DWS Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, (800) 294-4366.

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased*	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

July 1 through July 31, 2005	0	$0.0	n/a	n/a
August 1 through August 31	0	$0.0	n/a	0
September 1 through September 30	0	$0.0	n/a	n/a
October 1 through October 31*	2,696,734	$39.1095	2,696,734	n/a
November 1 through November 30	0	$0.0	n/a	n/a
December 1 through December 31	0	$0.0	n/a	n/a

Total	2,696,734	$39.1095	2,696,734	0

* 2,696,734 shares were tendered in exchange for a pro rata portion of the Fund’s portfolio securities pursuant to a tender offer, which was announced on April 30, 2006, commenced on September 29, 2006, and expired on October 27, 2006. The Fund had approved the tender offer for up to 2,696,734 of its issued and outstanding shares. These shares represent approximately 10% of the Fund's outstanding shares.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions prior to April 1, 2007, should be mailed to the attention of the Secretary of the Fund at 345 Park Avenue New York, NY 10154. Submissions on or after April 1, 2007, should be mailed to the attention of the Secretary of the Fund c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105. See "Other information--Subsequent Event" in the Fund's Semiannual Report.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Korea Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	The Korea Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 1, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 1, 2007